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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported): September 23, 2002

                      Moneyflow Systems International Inc.
             (Exact name of registrant as specified in its charter)

           Nevada                       74928                    52-2325923
(State or other jurisdiction    (Commission File Number)      (I.R.S. Employer
     of incorporation)                                       Identification No.)

                         Suite N, 7003 - Fifth Street SE
                            Calgary, Alberta T2H 2G2
                    (Address of principal executive offices)

                                  403.319.0236
              (Registrant's telephone number, including area code)

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ITEM 7.  EXHIBITS

      The following exhibits are filed pursuant to disclosure under Item 9 of this Form 8-K and shall not be deemed filed for purposes of the Securities Act of 1934 or incorporated by reference in future filings with the Securities and Exchange Commission.

99.1 Certification of the Chief Executive Officer, Harold F. Schultz, of Moneyflow Systems International Inc., pursuant to 18 U.S.C. ss.1350 as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

99.2 Certification of the Chief Financial Officer, Harold F. Schultz, of Moneyflow Systems International Inc., pursuant to 18 U.S.C. ss.1350 as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

ITEM 9.  REGULATION FD DISCLOSURE

      On September 23, 2002, Moneyflow Systems International Inc. filed its Quarterly Report on Form 10-QSB for the quarter ended July 31, 2002 with the Securities and Exchange Commission. Accompanying the report were certifications of Moneyflow Systems International Inc.'s Chief Executive Officer, Harold F. Schultz, and Chief Financial Officer, Harold F. Schultz, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, codified at 18 U.S.C. ss.1350. A copy of each of the certifications are attached hereto as an Exhibit.

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                                  Exhibit Index

Exhibit No.       Description
-----------       -----------

99.1              Certification of the Chief Executive Officer, Harold F.
                  Schultz, of Moneyflow Systems International Inc., pursuant to 18 U.S.C. ss.1350 as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

99.2              Certification of the Chief Financial Officer, Harold F.
                  Schultz, of Moneyflow Systems International Inc., pursuant to 18 U.S.C. ss.1350 as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.